Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation Pritchard Capital Partners “Energize 2011” January 5, 2011 NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding amount and timing of future tax credits, revenues, operating income, cash flows, legal expenses and other financial measures;
timelines for our projects; scope, timing and impact of anticipated regulations and legislation; future supply and demand;
growth in activated carbon (“AC”) injection systems equipment market; and timing of the Norit arbitration. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; negative outcomes in our legal proceedings; impact of competition; lack of working capital;
availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to ADA Carbon
Solutions including lack of continued funding and failure to raise additional financing, demand of payment on existing loans and other obligations, inability to obtain permits, our lack of control and further dilution of our interest, changes in the costs and timing of commercial operations at the AC plant; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build new facilities to meet the recently extended Section 45 tax credit placed-in-service date for IRS Section 45 tax credits; our inability to come to terms with additional industry partners in our DOE CO
2
capture technology project;
availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

Leader in Clean Coal Technology Investment Overview -3-

Corporate Structure
ADA-ES
–
ACI Systems
–
License to Arch Coal
–
Flue Gas Conditioning
–
Acid Gas Control Technology
–
CO
2
Capture
–
DOE & Industry Consulting
Clean Coal Solutions (CCS)
Products:
–
Refined Coal
JV Partner:
–
NexGen Resources
–
ADA Ownership:
50/50
ADA Carbon Solutions (ACS)
Products:
–
Activated Carbon
JV Partner:
–
Energy Capital Partners
–
ADA Ownership on first line:
currently 29%

Refined Coal
Clean Coal Solutions:  JV with NexGen Resources
Capitalizing on Section 45 tax credits
CyClean – patented technology enhances combustion of
PRB coals in cyclone boilers
Two systems installed & operating at two power plants
–
Creating refined coal for four power plants for ten years (per ton credit escalates annually)
–
Contracts in place with third party financial institution to convert ~$40 mm per year in tax credits into revenues for CCS

Refined Coal
$4.5 mm revenues to ADA-ES in Q3’10 (first full quarter)
Expectations for next nine years for first two installations:
–
>$15 mm in annual revenues to be consolidated by ADA-ES
–
>$7 mm in pre-tax cash flow and operating income
–
~$1.00/share pre-tax operating income based on 7.5 mm shares
“Placed-in-service” date extended to 1/1/12; opportunity
to triple revenues & operating income
–
Currently have ten prospects; potential for over 30 mm tons per year of Refined Coal @ $6.20 per ton

Refined Coal CURRENT PROJECTIONS POTENTIAL OPPORTUNITY $ in millions Estimated revenues Estimated operating income -7- $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $20

Emission Control:
Equipment Sales
Installed/installing 47 Activated Carbon Injection (“ACI”)
systems at coal-fired power plants
–
Over 30% market share; plants total > 20 GW
–
Remain active in the bid and proposal process
Plant burns PRB coal or lignite
Plant burns bituminous coal

Emission Control:
Consumable Sales
Constructed largest AC plant in the U.S. (Red River, LA)
–
Capacity: 150 mm lbs/yr
Start-up operations commenced in May 2010
–
Q3’10: delivered AC to customers from 2 of 4 furnaces
–
Early 2011: expect to be able to operate at full capacity
Site permitted for 2 production line; seeking permits
for 4 more lines in North Dakota

nd

U.S. EPA Industrial MACT
Covers 600 boilers
Draft on 4/29/10:
–Final version –
date pending
Market Requirements:
–ACI Systems    several
hundred
–AC   50-100 MM lbs/year
U.S. EPA Utility MACT
Will cover 187 hazardous
air pollutants
Should result in 85-95%
limit for mercury
Draft expected 3/11
Final expected 11/11
–3 years to implement
3-Pollutants Bill
Includes 90% reduction
in mercury emissions
Issued 08/09/10: U.S EPA Cement MACT – Could require ACI & AC on up to 90 cement kilns

Emission Control:
Market Drivers

Emission Control: Monumental Growth
Expected in ACI Equipment

Final U.S. EPA Utility MACT due Nov 2011
–
Expect ACI orders from utilities beginning 2011; have three years to become compliant
E E E
E
E E

Emission Control:
License to Arch Coal
Licensed Enhanced Coal to Arch Coal for $2 mm
initial payment in mid-2010
–
Designed to enable Arch’s Powder River Basin (PRB) coals
to burn with lower emissions of mercury and other metals
–
Royalty agreement – payments of up to $1.00/ton of
Enhanced Coal
–
Arch mines >100 mm tons of PRB coal per year
–
Full-scale tests showing promising results

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded Oct. 2010 to
scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

Litigation – Resolved & Pending
Calgon Carbon
–
December 2010: settlement reached
–
ADA received $7.2 mm in cash; will recognize settlement
payment, net of contingent legal fees, as “other income” in the
2010 fiscal year
Norit
–
November 2010: arbitration hearing completed
–
Briefs to be filed by both sides through February 2011
–
Final decision expected late in Q1’11

Financial Summary:
Recent Financial Results
Q3’10 Highlights:
–
Total revenues up 101% from Q3’09 to $7.5 mm
–
Gross profit grew 386% from Q3’09 to $5.8 mm, or 77.6%
of revenues
–
Net loss of $5.8 mm, or $0.78 per share, vs. Q3’09 loss of
$5.3 mm, or $0.76 per share
–
Net income of $1.2 mm, or $0.16 per share, excluding $8.7
mm in non-routine legal expenses and a $2.5 mm loss
relating to the equity interest in ADA-CS
Revenue CAGR of 23%, 2003 – 2009

Financial Summary:
Outlook
Legal expenses expected to decline significantly in Q2’11
Existing Refined Coal facilities expected to generate
~$1.00 per share in pre-tax cash flow and operating
income through 2019
Possibility to more than double that amount with
additional Refined Coal facilities and extension of tax
credits
Emission Control:
–
Pending Federal MACT rules should substantially expand ADA’s existing market for ACI systems – expected timeframe 2011
–
Arch agreement expected to generate payments of up to
$1.00/ton of Enhanced Coal beginning in late 2011

Financial Summary:
Balance Sheet Highlights &
Other Data
Balance sheet highlights (at 9/30/10):
– Working capital, excluding deferred revenue, of $8.9 mm
– Shareholders’ equity of $14.1 mm
– Cash & equivalents of $3.0 mm
– 7.5 mm diluted shares outstanding
$5.4 million of net proceeds received in 12/10 from
settlement of lawsuit with Calgon
As of 12/31/10:
– Market cap: $83.7 mm
– 50%+ held by institutions
– ~11% held by insiders and employees
– Analyst coverage: Avondale Partners, Canaccord Genuity, JMP
Securities, Johnson Rice, Lazard Capital Markets, Pritchard Capital
Partners, Wedbush Securities

Expected Timeline of Revenue
Recognition by Segment
’10       ’11         ’12        ’13        ’14        ’15       ’16       ’17      ’18       ’19     ’20     ‘21
ADA-CS – Activated Carbon*
-By 2015 demand for AC should greatly exceed supply
- First line revenues not consolidated with ADA
Arch Coal licensing agreement
-$2 mm upfront payment
-Royalties of up to $1.00/ton of Enhanced Coal
ACI Injection Systems
-EPA MACT driving demand in 2011
and beyond
CO2
Capture Development - DOE/industry funding
- 19 mm, 51-month contract
Refined Coal – Section 45 Tax Credits
- Qualifies for 10-year tax credits
- >$15 mm in annual revenues; $7 mm or $1.00 per share in pre-tax operating income
Refined Coal – Section 45 Tax Credits Extended on 12/16/10 for one year
- Potential for over 300 mm tons of Refined Coal
-Tax Credits valid from 2011 to 2021
Refined Coal
CO
2
Capture
Emission Control
Activated Carbon

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